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                                                                   Exhibit 10.14

                               SECURITY AGREEMENT

                                 ICT GROUP, INC.

         This SECURITY AGREEMENT dated as of April 21, 1998 by and between ICT GROUP, INC., a Pennsylvania corporation (the "Company"), and BANKBOSTON, N.A., a national banking association (the "Secured Party"), as administrative agent for itself and the other lenders which are or may become parties (the "Lenders") to that certain Credit Agreement dated of even date herewith by and among the Company, Eurotel Marketing Limited ("Eurotel"), Yardley Enterprises, Inc., Harvest Resources, Inc., ICT/Canada Marketing, Inc., the Secured Party, the Co-Agent and the Lenders, as the same may be amended, restated, modified or supplemented from time to time (such agreement, as in effect from time to time, the "Credit Agreement"). Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Credit Agreement, the Lenders have made, and may hereafter make, Loans to the Company and Eurotel on the terms set forth therein; and

         WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement that the Company and the Secured Party execute this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. GRANT OF SECURITY INTEREST. To secure the due and prompt payment and performance by the Company of the Obligations (as defined below), the Company hereby pledges, assigns and grants to the Secured Party, for the benefit of the Lenders, a continuing security interest in and lien on all properties, assets and rights of the Company of every kind and nature, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof, including, without limitation, all goods, accounts (including all accounts receivable), contract rights, rights to the payment of money (including tax refund claims, insurance proceeds and tort claims), chattel paper, documents, instruments, general intangibles, securities (together with all income therefrom, increases thereunder and proceeds thereof), investment property (together with all income therefrom, increases thereunder and proceeds thereof), patents, trademarks, tradenames, copyrights, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Company possesses, uses or has authority to possess or use, property (whether tangible or intangible) of others or which others possess, use or have authority to possess or use property (whether tangible or intangible) of the Company and all recorded data of any kind or nature, regardless of the medium of recording, including, without limitation, all software writings, plans and schematics, books and records, equipment, furniture, fixtures, leases and all related equipment, parts and accessories, and all inventory and all other capital assets, raw materials, work in progress and all substitutions and replacements thereof (all


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such properties, assets and rights hereinafter sometimes called, collectively, the "Collateral"); provided, that the Collateral shall not include any real or personal property of the Company located outside of the Commonwealth of Pennsylvania (other than accounts receivable, contract rights, other rights to the payment of money, investment and depository accounts, similar general intangibles, and investment property, in each case wherever located, which shall constitute "Collateral" hereunder regardless of location or manner of perfection) in which a security interest cannot be perfected by filing required UCC financing statements in an applicable filing office within the Commonwealth of Pennsylvania. The Company acknowledges and agrees that, in applying the law of any jurisdiction that has now enacted or hereafter enacts all or substantially all of the uniform revision of Article 8 of the Uniform Commercial Code, with new provisions added to Article 9 contemplated by such revision, all as approved in 1994 by the American Law Institute and the National Conference of Commissioners on Uniform State Laws, the foregoing description of Collateral shall be deemed to include "investment property" as defined in such new provisions of Article 9, it being the intention of the Company that such property be included in the foregoing description of Collateral, whether prior to or after the effectiveness of such revision in such jurisdiction.

         Section 2. OBLIGATIONS SECURED. The Collateral hereunder constitutes and will constitute continuing security for all of the indebtedness, obligations and liabilities of the Company to the Secured Party, the Lenders and any other lender who becomes a participant in or holder of any of the obligations under the Credit Agreement and the other Loan Documents, in each case as such instrument is originally executed on the date hereof or as modified, amended, restated, supplemented or extended hereafter, whether such obligations are now existing or hereafter arising, direct or indirect, absolute or contingent, due or to become due, matured or unmatured, liquidated or unliquidated, arising by contract, operation of law or otherwise, and all obligations of the Company to the Secured Party and the Lenders arising out of any extension, refinancing or refunding of any of the foregoing obligations (collectively, the "Obligations").

         Section 3. PRO RATA SECURITY; APPLICATION OF PROCEEDS OF COLLATERAL. All amounts owing with respect to the Obligations shall be secured pro rata by the Collateral without distinction as to whether some Obligations are then due and payable and other Obligations are not then due and payable. Upon any realization upon the Collateral by the Secured Party, whether by receipt of insurance proceeds pursuant to Section 4(f) hereof or upon foreclosure and sale of all or part of the Collateral pursuant to Section 8 hereof or otherwise, the Company and the Secured Party agree that the proceeds thereof shall be applied
(i) first, to the payment of expenses incurred with respect to maintenance and protection of the Collateral pursuant to Section 4(g) hereof and of expenses incurred pursuant to Section 12 hereof with respect to the sale of or realization upon any of the Collateral or the perfection, enforcement or protection of the rights of the Secured Party (including reasonable attorneys' fees and expenses of every kind, including, without limitation, reasonable allocated costs of staff counsel), (ii) second, to all amounts of interest, expenses and fees outstanding which constitute the Obligations; (iii) third, to all amounts of principal outstanding under the Obligations; (iv) fourth, any proceeds remaining after the repayment of all of the Obligations to be paid over to the Company or such other person or persons as may be entitled thereto. The Company shall remain liable for any deficiency remaining unpaid after the application of proceeds in accordance with the foregoing


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provisions. The Company agrees that all amounts received with respect to any of the Obligations, whether by realization on the Collateral or otherwise, shall be applied to the payment of the Obligations in accordance with the provisions of this Section 3.

         Section 4. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

                    (a) Real Property. The Company represents to the Secured Party that the real property listed in Part I, Item 1, paragraph entitled "Call Center Facilities", in the Form 10-K filed as of March 30, 1998 by the Company for the fiscal year ended on December 31, 1997 (the "ICT 10-K") constitutes all of the real property which the Company owns or leases and at which assets of the Company and its Affiliates with a value in excess of $20,000 (per property) is located. The Company agrees to notify the Secured Party of any other real property which the Company may hereafter acquire or lease or to which the Company and its Affiliates hereafter locate assets with a value (per property) in excess of $20,000 at any time.

                    (b) Patents, Trademarks, Copyrights. The Company represents to the Secured Party that as of the date hereof, except as set forth on
         Schedule 1 hereto, it has no right, title or interest in any tradename, patent, trademark registrations, copyright registrations or service mark registrations, or in any pending applications for the same and agrees promptly to furnish to the Secured Party written notice of each such tradename, patent, trademark, copyright or service mark registrations, or any applications for same, in which it may hereafter acquire any right, title or interest. The Company shall, on request by the Secured Party, execute, acknowledge and deliver all such documents and instruments as the Secured Party may reasonably require to confirm the Secured Party's security interest in and to any such tradename, patent, trademark or service mark registrations, or application for the same, to the extent that any of the foregoing constitutes Collateral hereunder, and appoints the Secured Party as the Company's attorney-in-fact to execute and file the same.

                    (c) Location of Chief Executive Offices; Tax Identification Numbers. The Company represents that the location of its chief executive office and the location where its principal books and records are kept is at 800 Town Center Drive, Langhorne, Pennsylvania 19047. The Company represents to the Secured Party that the federal tax identification number of the Company is 232458937. The Company further represents that the real property referenced in Section 4(a) hereof constitutes all localities where tangible property comprising a part of the Collateral is located. The Company agrees that it will not change its name, federal tax identification number or the location of its chief executive office or the location where its books and records or other Collateral are kept.

                    (d) Ownership of Collateral and Property.

                        (i) The Company represents that it is the owner of the Collateral free from any adverse lien, security interest or encumbrance, except as expressly permitted by the Credit Agreement.


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                        (ii) Except for the security interests herein granted
         and except as expressly permitted by the Credit Agreement, the Company shall be the owner of the Collateral free of any liens or other encumbrances, and the Company shall defend the same against all claims and demands of all persons at any time claiming the same or any interest therein adverse to the Secured Party. Except as otherwise expressly permitted by the Credit Agreement, the Company shall not pledge, mortgage or create or suffer to exist a security interest in the Collateral in favor of any person other than the Secured Party.

                    (e) Sale or Disposition of Collateral and Property. The Company will not sell or offer to sell or otherwise transfer the Collateral, any portion thereof, or any interest therein, except as expressly permitted by Section 10.5 of the Credit Agreement.

                    (f) Insurance. The Company shall have and maintain at all times with respect to the Collateral and the Company's other real and personal property such insurance as is required by the Credit Agreement, such insurance to be payable to the Secured Party and to the Company as their interests may appear. All policies of insurance shall provide for a minimum of thirty (30) days' prior written cancellation notice to the Secured Party. In the event of failure to provide and maintain insurance as herein provided, the Secured Party may, at its option, provide such insurance, and the Company hereby promises to pay to the Secured Party on demand the amount of any reasonable disbursements made by the Secured Party for such purpose. The Company shall furnish to the Secured Party certificates or other evidence satisfactory to the Secured Party of compliance with the foregoing insurance provisions. The Secured Party may act as attorney for the Company in obtaining, adjusting, settling and canceling such insurance and endorsing any drafts; and any amounts collected or received under any such policies shall be applied by the Secured Party to the Obligations in accordance with the provisions of Section 3 hereof, or at the option of the Secured Party, the same may be released to the Company, but such application or release shall not cure or waive any default hereunder and no amount so released shall be deemed a payment on any Obligation secured hereby.

                    (g) Maintenance of Collateral and Property. The Company will keep the Collateral and the other material real and personal property of the Company in good order and repair and will not use the same in violation of law or any policy of insurance thereon. The Secured Party may inspect the Collateral and such other property at any reasonable time, wherever located. Except as otherwise provided in the Credit Agreement, the Company will pay promptly when due all taxes and assessments upon the Collateral and such other property or for its use or operation or upon this Agreement. In its discretion, the Secured Party may discharge taxes and other encumbrances at any time levied or placed on the Collateral or such other property, which remain unpaid in violation of the Credit Agreement, make repairs thereof and pay any necessary filing fees. The Company agrees to reimburse the Secured Party on demand for any and all expenditures so made, and until paid, the amount thereof shall be a debt secured by the Collateral. The Secured Party shall

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         have no obligation to the Company to make any such expenditures, nor shall the making thereof relieve the Company of any default.

                    (h) Creation and Perfection of Lien. The Company represents and warrants to the Secured Party and covenants with the Secured Party that this Agreement creates a valid security interest in the Collateral as security for the payment and performance of the Obligations. Upon the filing of UCC-1 financing statements in the form attached hereto as Exhibit A (the "Financing Statements") under the Uniform Commercial Code as the same may be in effect from time to time in the Commonwealth of Pennsylvania (the "UCC"), naming the Company as debtor and the Secured Party as secured party, all filings, assignments, pledges and deposits of documents or instruments will have been made and all other actions will have been taken that are necessary or advisable, under applicable law of the United States, to establish and perfect the Secured Party's security interest in such of the Collateral as to which a security interest may be perfected by filing under the UCC, and such security interest shall remain prior to all other liens, except as contemplated by the Credit Agreement. No further filings, recordings or other actions are or will be necessary in the United States to maintain the priority of such security interest other than the filing of UCC continuation statements within six months prior to the expiration of a period of five years after the original filing. The Collateral and the Secured Party's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses.

                    (i) No Further Actions. Except for the filings referred to in paragraph (h) above and as otherwise specified in the Credit Agreement, no authorization, approval or other action by, and no notice of filing with (other than filings that may be required under English law to perfect a security interest in accounts receivable generated by the Company's business operations in the United Kingdom which do not constitute Material Operations), any governmental authority or regulatory body or other Person that has not been received, taken or made is required (i) for the grant by the Company of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Company, (ii) for the perfection and maintenance of the security interest hereunder (including the first priority nature of such security interest), or (iii) for the exercise by the Secured Party of the rights or the remedies in respect of the Collateral pursuant to this Agreement.

                    (j) Accounts Receivable. The Company shall keep or cause to be kept separate records of accounts which are complete and accurate in all material respects, and from time to time upon the request of the Secured Party, at reasonable intervals and upon reasonable notice, shall deliver to the Secured Party a list of the names, addresses, face value, and dates of invoices for each debtor obligated on such an account receivable. Except for accounts receivable arising from services performed out of the Company's London, England office (that do not constitute Material Operations), which accounts receivable are billed on behalf of the Company by Eurotel, all of Company's accounts receivable are and shall at all times be billed from, and paid in, the Commonwealth of Pennsylvania, except for payments made to a lockbox or other account maintained by the Company with one

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         of the Lenders and in which the Secured Party has a perfected, first priority security interest.

                    (k) Government Contracts. The Company agrees that, at the request of the Secured Party, it shall execute all such documents, and take all such actions, as the Secured Party shall reasonably determine to be necessary or appropriate from time to time under the Federal Assignment of Claims Act of 1940, as amended, in order to confirm and assure to the Secured Party its rights under this Agreement with respect to any and all Collateral consisting of the Company's rights to monies due or to become due under any contracts or agreements with or orders from the United States government or any agency or department thereof, the assignment of which is not prohibited by such contract or agreement (collectively, "Government Receivables"). Without limiting the generality of the foregoing, the Company agrees that within ten
         (10) Business Days after the creation of each Government Receivable where the aggregate proceeds payable to the Company thereunder exceed $25,000, it shall execute and deliver to the Secured Party a confirmatory assignment substantially in the form of Exhibit B attached hereto (a "Confirmatory Assignment") with respect to such Government Receivable. The Company represents that no such Government Receivables exist on the date hereof. The Company hereby irrevocably authorizes the Secured Party, or its designee, at the Company's expense, to file with the United States government (or the appropriate agency or instrumentality thereof) a notice of each assignment of a Government Receivable substantially in the form of Exhibit C attached hereto (a "Notice of Assignment"), to which a copy of the relevant Confirmatory Assignment may be attached, and appoints the Secured Party as the Company's attorney-in-fact to execute and file any such Confirmatory Assignments, Notices of Assignment and any ancillary documents relating thereto.

                    (l) Securities. The Company agrees that it shall forthwith deliver and pledge to the Secured Party hereunder all certificates representing securities which it shall acquire to the extent that such securities constitute Collateral, whether by purchase, stock dividend, distribution of capital or otherwise, along with stock powers or other appropriate instruments of assignment with respect thereto, duly executed in blank.

                    (m) Cooperation. The Company agrees, after the occurrence of an Event of Default, to take any actions that the Secured Party may reasonably request in order to enable the Secured Party to obtain and enjoy the full rights and benefits granted to the Secured Party by the Credit Agreement and the other Loan Documents. The Company further consents to the transfer of control or assignment of all or any portion of the Collateral to a receiver, trustee, transferee, or similar official or to any purchaser of the Collateral pursuant to any public or private sale, judicial sale, foreclosure or exercise of other remedies available to the Secured Party as permitted by the Loan Documents, applicable law or otherwise.

                    (n) Further Assurances By the Company. The Company agrees to execute and deliver to the Secured Party from time to time at its request all documents and instruments, including financing statements for filing within the


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         Commonwealth of Pennsylvania, supplemental security agreements, notices of assignments under the United States Assignment of Claims Act and under similar or local statutes and regulations, and to take all action as the Secured Party may reasonably deem necessary or proper to perfect or otherwise protect the security interest and lien created hereby in the Collateral.

         Section 5. POWER OF ATTORNEY.

                    (a) The Company acknowledges the Secured Party's right, to the extent permitted by applicable law, singly to execute and file financing or continuation statements and similar notices required by applicable law, and amendments thereto, concerning the Collateral without execution by the Company. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                    (b) The Company hereby irrevocably appoints the Secured Party as the Company's attorney-in-fact, effective at all times subsequent to the occurrence of an Event of Default (as defined herein), and during the continuance thereof, with full authority in the place and stead of the Company and in the name of the Company or otherwise, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purpose of this Agreement, including, without limitation, the power and right
         (i) to endorse the Company's name on any checks, notes, acceptances, money orders, drafts, filings or other forms of payment or security that may come into the Secured Party's possession, and (ii) to do all other things which the Secured Party then determines to be necessary to carry out the terms of this Agreement. The Company ratifies and approves all acts of such attorney-in-fact. The power conferred on the Secured Party hereunder is solely to protect the Secured Party's interests in the Collateral and shall not impose any duty upon the Secured Party to exercise such power.

         Section 6. SECURITIES AS COLLATERAL.

                    (a) Upon the occurrence and during the continuance of an Event of Default, the Secured Party may at any time, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. If the Secured Party so elects to exercise its right herein and gives notice of such election to the Company, upon the occurrence and during the continuance of an Event of Default to the extent permitted under applicable law, the Secured Party may vote any or all of the securities constituting Collateral possessing voting rights (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) and give all consents, waivers and ratifications in respect of the securities constituting Collateral and otherwise act with respect thereto as though it were the outright owner thereof, the Company hereby irrevocably constituting and appointing the Secured Party the proxy and attorney-in-fact of the Company, with full power of substitution, to do so. So long as no Event of Default is continuing, the Company shall be entitled to receive all cash dividends paid in respect of the


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         securities of which the Company is the registered owner, to vote such securities and to give consents, waivers and ratifications in respect of such securities, provided that no vote shall be cast, or consent, waiver or ratification given or action taken which would be inconsistent with or violate any provisions of any of the Loan Documents or this Agreement.

                    (b) Any sums paid upon or with respect to any of the securities upon the liquidation or dissolution of the issuer thereof shall be paid over to the Secured Party to be held by it as security for the Obligations; and in case any distribution of capital shall be made on or in respect of any of the securities or any property shall be distributed upon or with respect to any of the securities pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Secured Party to be held by it as security for the Obligations. All sums of money and property paid or distributed in respect of the securities upon such a liquidation, dissolution, recapitalization or reclassification which are received by the Company shall, until paid or delivered to the Secured Party, be held in trust for the Secured Party as security for the Obligations.

         Section 7. ACCOUNTS RECEIVABLE. Until the Secured Party requests (after the occurrence of an Event of Default) that debtors on accounts receivable of the Company or obligors on accounts, chattel paper or general intangibles of the Company or obligors on instruments for which the Company is an obligee or lessees or conditional vendees under agreements governing the leasing or selling by conditional sale of Collateral by the Company, be notified of the Secured Party's security interest, the Company shall continue to collect payment thereof. Upon the making of such a request by the Secured Party (after the occurrence of an Event of Default), the Company shall hold the proceeds received from collection as trustee for the Secured Party and shall turn the same over to the Secured Party, or to such other bank as may be approved by the Secured Party, immediately upon receipt in the identical form received. At the request of the Secured Party (after the occurrence of an Event of Default), the Company shall so notify such account debtors and obligors that payment thereof is to be made directly to the Secured Party, and the Secured Party may itself after the occurrence of an Event of Default, at any time, without notice to or demand upon the Company, so notify such account debtors and obligors. The making of such a request or the giving of any such notification shall not affect the duties of the Company described above with respect to proceeds of collection of accounts receivable received by the Company. The Secured Party shall apply the proceeds of such collection received by the Secured Party to the Obligations in accordance with Section 3 of this Agreement. The application of the proceeds of such collection shall be conditional upon final payment in cash or solvent credits of the items giving rise to them. If any item is not so paid, the Secured Party in its discretion, whether or not the item is returned, may either reverse any credit given for the item or charge it to any deposit account maintained by the Company with the Secured Party. The Company shall endorse, assign and deliver to the Secured Party, for the benefit of the Lenders, all promissory notes and other instruments (as defined in the UCC) that constitute Collateral, together with instruments of transfer or assignment duly executed in blank or as the Secured Party may specify.

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         Section 8. EVENTS OF DEFAULT; REMEDIES.

                    (a) Upon the occurrence of an Event of Default, whether or not the Obligations are due, the Secured Party may demand, sue for, collect, or make any settlement or compromise it deems desirable with respect to the Collateral.

                    (b) An "Event of Default" hereunder shall mean (i) that a representation, warranty or certification made by the Company in this Agreement or in any document executed or delivered from time to time relating to this Agreement is false in any material respect at the time as of which such representation, warranty or certification, as the case may be, is made or (ii) any Event of Default, as that term is defined in any of the Loan Documents, whether or not any acceleration of the maturity of the amounts due in respect of any of the Obligations shall have occurred.

                    (c) Upon the occurrence and during the continuance of an Event of Default, to the fullest extent permitted by applicable law, in addition to the remedies set forth elsewhere in this Agreement:

                        (i) The Secured Party shall have, in addition to all other rights and remedies given it by any instrument or other agreement evidencing, or executed and delivered in connection with, any of the Obligations and otherwise allowed by law, the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Collateral may be located and without limiting the generality of the foregoing, the Secured Party may immediately, without (to the fullest extent permitted by law) demand of performance or advertisement or notice of intention to sell or of time or place of sale or of redemption or other notice or demand whatsoever, (except that the Secured Party shall give to the Company at least ten days' notice of the time and place of any proposed sale or other disposition), all of which are hereby expressly waived to the fullest extent permitted by law, sell at public or private sale or otherwise realize upon, in the City of Hartford, Connecticut, or elsewhere, the whole or from time to time any part of the Collateral in or upon which the Secured Party shall have a security interest or lien hereunder, or any interest which the Company may have therein, and after deducting from the proceeds of sale or other disposition of the Collateral all expenses (including all reasonable expenses for legal services, including, without limitation, reasonable allocated costs of staff counsel) as provided in Section 12 hereof, shall apply the residue of such proceeds toward the payment of the Obligations in accordance with
         Section 3 of this Security Agreement, the Company remaining liable for any deficiency remaining unpaid after such application. If notice of any sale or other disposition is required by law to be given to the Company, the Company and the Secured Party hereby agree that a notice given as hereinbefore provided shall be reasonable notice of such sale or other disposition. The Company also agrees to assemble the Collateral at such place or places as the Secured Party reasonably designates by written notice. At any such sale or other disposition the Secured Party may itself, and any other person or entity owed any Obligation may itself, purchase the whole or any part of the Collateral sold, free from any right of redemption on the part of the Company, which right is hereby waived and released to the fullest extent permitted by law.

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                                      -10-

                        (ii) The Secured Party agrees that it will give notice to the Company of any enforcement action taken by it pursuant to this
         Section 8 promptly after commencing such action.

                        (iii) The Company recognizes that the Secured Party may be unable to effect a public sale of securities constituting Collateral by reason of certain prohibitions contained in the Securities Act and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers consistent with all applicable laws. The Company agrees that any such private sales may be at prices and other terms less favorable to the Company than if sold at public sales and that such private sales shall not solely by reason thereof be deemed not to have been made in a commercially reasonable manner. The Secured Party shall be under no obligation to delay a sale of any of the securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended, even if the issuer would agree to do so.

         Section 9. MARSHALLING. The Secured Party shall not be required to marshal any present or future security for (including but not limited to this Agreement and the Collateral subject to the security interest created hereby), or guarantees of, the Obligations or any of them, or to resort to such security or guarantees in any particular order; and all of its rights hereunder and in respect of such securities and guaranties shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Secured Party's rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or guaranteed, and to the extent that it lawfully may do so the Company hereby irrevocably waives the benefits of all such laws. Except as otherwise provided by applicable law, the Secured Party shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the sole custody thereof.

         Section 10. COMPANY'S OBLIGATIONS NOT AFFECTED. To the extent permitted by law, the obligations of the Company under this Security Agreement shall remain in full force and effect without regard to, and shall not be impaired by
(a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Company, to the extent permitted by law; (b) any exercise or nonexercise, or any waiver, by the Secured Party of any right, remedy, power or privilege under or in respect of any of the Obligations or any security therefor (including this Agreement); (c) any amendment to or modification of any instrument evidencing any of the Obligations or pursuant to which any of them were issued; (d) any amendment to or modification of any instrument or agreement (other than this Agreement) securing any of the Obligations; or (e) the taking of additional security for or any guaranty of any of the Obligations or the release or discharge or termination of any security or guaranty for any of the Obligations; and whether or not the Company shall have notice or knowledge of any of the foregoing.

         Section 11. NO WAIVER. No failure on the part of the Secured Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Secured Party of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy and power hereby granted to the Secured Party or the future holders of any of the Obligations or allowed to any of them by law or other agreement, including, without limitation, each of the Loan Documents, shall be cumulative and not exclusive of any other, and, subject to the provisions of this Agreement, may be exercised by the Secured Party or the future holders of any of the Obligations from time to time.

         Section 12. EXPENSES. The Company agrees to pay, on demand, all reasonable costs and expenses (including reasonable attorneys' fees and expenses for legal services of every kind, including, without limitation, reasonable allocated costs of staff counsel) of the Secured Party incidental to the sale of, or realization upon, any of the Collateral or in any way relating to the perfection, enforcement or protection of the rights of the Secured Party hereunder; and the Secured Party may at any time apply to the payment of all such costs and expenses all monies of the Company or other proceeds arising from its possession or disposition of all or any portion of the Collateral.

         Section 13. CONSENTS, AMENDMENTS, WAIVERS. Any term of this Agreement may be amended, and the performance or observance by the Company of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only in accordance with the terms of
Section 27 of the Credit Agreement all of which are incorporated herein by reference.

         Section 14. GOVERNING LAW. Except as otherwise required by the laws of any jurisdiction in which any Collateral is located, this Agreement shall for all purposes be governed by and construed in accordance with the laws of the State of Connecticut.

         Section 15. PARTIES IN INTEREST. All terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided that the Company may not assign or transfer its rights hereunder without the prior written consent of the Secured Party. Any assignment or transfer by the Company of its rights hereunder in violation of this Agreement shall be void.

         Section 16. COUNTERPARTS. This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         Section 17. TERMINATION. Upon payment in full of the Obligations in accordance with their terms, this Agreement shall terminate and the Secured Party shall return to the Company, at the expense of the Company, such Collateral in the possession or control of the Secured Party as has not theretofore been disposed of pursuant to the provisions hereof and shall deliver to the Company documents in recordable form sufficient to discharge the liens and security interests granted hereunder.

         Section 18. NOTICES. Except as otherwise expressly provided herein, all notices and other communications made or required to be given pursuant to this Agreement shall be made in accordance with the provisions of Section 21 of the Credit Agreement.

         Section 19. PREJUDGMENT REMEDY WAIVER. THE COMPANY ACKNOWLEDGES THAT THE FINANCING EVIDENCED HEREBY IS A COMMERCIAL TRANSACTION WITHIN THE MEANING OF CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES. THE COMPANY HEREBY WAIVES ITS RIGHT TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUTES SECTIONS 52-278a ET. SEQ. AS AMENDED OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES THE SECURED PARTY MAY EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER. MORE SPECIFICALLY, THE COMPANY ACKNOWLEDGES THAT THE SECURED PARTY'S ATTORNEY MAY, PURSUANT TO CONN. GEN. STAT. Section 52-278f, ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER. THE COMPANY ACKNOWLEDGES AND RESERVES ITS RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY AS AFORESAID AND THE SECURED PARTY ACKNOWLEDGES THE COMPANY'S RIGHT TO SAID HEARING SUBSEQUENT TO THE ISSUANCE OF SAID WRIT.


         [THE REMAINDER OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY]

         IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly executed by its authorized representatives as of the date first written above.

                                 ICT GROUP, INC.



                                 By:____________________________________________

                                    Its



                                 BANKBOSTON, N.A.,
                                 as Administrative Agent



                                 By:____________________________________________

                                    Its